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                                                                EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the inclusion in this registration statement on Form S-1 (Registration No. 333-16421) of our reports dated January 23, 1997 on our audit of the financial statements of SPR Inc. and on the supplemental schedule and to all references to our firm included in this registration statement.



                                                  /s/ ARTHUR ANDERSEN LLP
                                                  ARTHUR ANDERSEN LLP



Chicago, IL
February 4, 1997